EARNINGS PER COMMON SHARE	12 Months Ended
Dec. 31, 2022
Earnings per share [abstract]
EARNINGS PER COMMON SHARE	EARNINGS PER COMMON SHARE
Basic Earnings Per Common Share
The calculation of basic earnings per common share at December 31, 2022 was based on the earnings attributable to common shareholders of $2.8 billion (2021: $1.1 billion) and a weighted average number of common shares outstanding of 553 million (2021: 550 million).
Diluted Earnings Per Common Share
The calculation of diluted earnings per common share at December 31, 2022 was based on earnings attributable to common shareholders of $2.8 billion(1) (2021: $1.1 billion), and a weighted average number of common shares outstanding after adjustment for the effects of all dilutive potential common shares of 554 million (2021: 551 million).
Earnings Attributable to Common Shareholders

For the years ended December 31
($ millions)	2022	2021
Earnings	2,971	1,242
Dividends on preferred shares	(121)	(135)
Cumulative dividends on preferred shares, not yet declared	(8)	(9)
Basic and diluted earnings attributable to common shareholders	2,842	1,098
Weighted Average Number of Common Shares

(In millions of shares, except as noted)	2022	2021
Issued common shares at January 1	550	550
Effect of shares repurchased	(2)	—
Effect of shares issued on exercise of options	5	—
Basic weighted average number of common shares at December 31	553	550

Dilutive effect of share options on issue(1)	1	1
Diluted weighted average number of common shares at December 31	554	551

Basic earnings per common share (dollars)	5.14	2.00
Diluted earnings per common share (dollars)	5.12	1.99
(1)    The average market value of Pembina's shares for purposes of calculating the dilutive effect of share options for the year ended December 31, 2022 was based on quoted market prices for the period during which the options were outstanding.